FIRST EAGLE VARIABLE FUNDS

First Eagle Overseas Variable Fund

1345 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10105
(800) 334-2143

SUPPLEMENT DATED OCTOBER 9, 2025
TO PROSPECTUS DATED APRIL 30, 2025, AS SUPPLEMENTED

Effective October 9, 2025, the portfolio manager changes set forth below will take effect for the Fund. As of that date, Kimball Brooker, Jr. will transition to the role of Senior Research Advisor and will provide continued support to the investment process of the Fund.

Prior Portfolio Management	New Portfolio Management
Matthew McLennan	Matthew McLennan
Kimball Brooker, Jr.	Christian Heck
Christian Heck	Alan Barr
Alan Barr

Accordingly, the following paragraph replaces the disclosure beginning on page 18 of the Prospectus:

Matthew McLennan, Christian Heck and Alan Barr manage the Fund. The professional backgrounds of Messrs. McLennan, Heck and Barr follow.

In addition, Julien Albertini and Christian Heck are being named as Deputy Heads of the First Eagle Global Value Team with Matthew McLennan continuing to serve as Head of the First Eagle Global Value Team.

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The information in this Supplement modifies the First Eagle Variable Funds’ Prospectus dated April 30, 2025, as supplemented. Except as noted above, no other provisions of the Prospectus are modified by this Supplement.